                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 19, 2005

                        NEW JERSEY RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)




NEW JERSEY                              1-8359                    22-2376465
(State or other jurisdiction          (Commission                 (IRS Employer
 of incorporation)                    File Number)                Identification
                                                                  No.)


1415 WYCKOFF ROAD                                                 07719
WALL, NEW JERSEY                                                  (Zip Code)
(Address of principal executive
 offices)

                                 (732) 938-1480
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
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SECTION 8 -   OTHER EVENTS

ITEM 8.01  OTHER EVENTS

The registrant issued a press release, attached as Exhibit 99, announcing the results of its Annual Shareowners Meeting. At the meeting, the registrant clarified its estimate of expense associated with compliance with Sarbanes-Oxley
Section 404. The registrant estimated that it will incur external non-audit related expenses of approximately $300,000, and that its audit related fees will increase by approximately 30 to 40 percent. The registrant confirmed that these expenses were taken into consideration in its current earnings guidance.

SECTION 9 -   FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)   (a)     None.
(b)   (b)     None.
(c)   (c)     Exhibits:

Exhibit 99.01:  Press Release dated January 19, 2005




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NEW JERSEY RESOURCES CORPORATION

Date: January 20, 2005               By: /s/Glenn C. Lockwood
----------------------                   --------------------
                                          Glenn C. Lockwood
                                         Senior Vice President,
                                         Chief Financial Officer
                                             and Treasurer


                                  EXHIBIT INDEX

Exhibit     Description

99.01: Press Release Entitled: NEW JERSEY RESOURCES CEO REVIEWS STRONG FINANCIAL PERFORMANCE AT ANNUAL SHAREOWNERS MEETING